Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur T. Sands, Chief Executive Officer of Nurix Therapeutics, Inc. (Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)

the Quarterly Report on Form 10-Q of the Company for the quarter ended August 31, 2020 (Report), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: October 14, 2020

/s/ Arthur T. Sands
Arthur T. Sands, M.D., Ph.D. President and Chief Executive Officer (Principal Executive Officer)